UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                              January 20, 1998


                             FFY FINANCIAL CORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Delaware                        0-21638                         34-1735753
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(State or other           (Commission File Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                      Number)



724 Boardman-Poland Road, Youngstown, Ohio                             44512
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:                330-726-3396
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                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Item 5.     Other Events
-------     ------------

      On January 20, 1998, the Registrant issued the attached press release.
         -----------------


Item 7.     Financial Statements and Exhibits
-------     ---------------------------------


      (a)   Exhibits

            20.  Press release, dated January 20, 1998.
                                      -----------------



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date:  January 22, 1998                By: /s/ Jeffrey L. Francis
      ------------------                   ----------------------
                                           Jeffrey L. Francis,
                                           President and CEO



FFY FINANCIAL CORP. AND SUBSIDIARIES
(unaudited)

Selected Consolidated Financial Condition Data:
-----------------------------------------------    December 31,    June 30,      %
($ in thousands)                                       1997          1997      Change
                                                   ------------    --------    ------

Total assets                                         $616,326      $599,249        3%
Loans receivable, net                                 462,683       460,712        0%
Allowance for loan losses                               2,856         2,962       -4%
Non-performing assets                                   3,818         3,993       -4%
Securities available for sale                         125,949       112,036       12%
Deposits                                              453,859       450,224        1%
Securities sold under agreements to repurchase:
  Short-term                                           13,043         7,307       79%
  Long-term                                            25,000        25,000        0%
Borrowed funds                                         32,000        27,455       17%
Stockholders' equity                                   83,572        82,174        2%


                                                  Three months ended               Six months ended
                                                     December 31,                    December 31,
Selected Consolidated Operations Data:       -----------------------------   ----------------------------
--------------------------------------                               %                               %
($ in thousands except per share amounts)     1997       1996      Change     1997       1996      Change
                                              ----       ----      ------     ----       ----      ------

Total interest income                        $12,004    $11,588       4%     $23,963    $22,797        5%
Total interest expense                         6,351      5,957       7%      12,826     11,553       11%
                                             ------------------              ------------------
      Net interest income                      5,653      5,631       0%      11,137     11,244       -1%
Provision for loan losses                        184        198      -7%         326        353       -8%
                                             ------------------              ------------------

      Net interest income after
       provision for loan losses               5,469      5,433       1%      10,811     10,891       -1%
Service charges                                  183        133      38%         352        263       34%
Gain (loss) on sale of securities                 51        173     -71%         100       (370)      NM
Other non-interest income                         49         86     -43%         158        176      -10%
Total non-interest expense                    (2,824)    (2,984)     -5%      (5,585)    (8,907)     -37%
                                             ------------------              ------------------

      Income before federal income taxes       2,928      2,841       3%       5,836      2,053      184%

Federal income tax expense                       988        940       5%       1,993        647      208%
                                             ------------------              ------------------

Net income                                   $ 1,940    $ 1,901       2%     $ 3,843    $ 1,406      173%
                                             ==================              ==================

Basic earnings per share                     $  0.51    $  0.40      28%     $  1.02    $  0.30      240%
                                             ==================              ==================

Diluted earnings per share                   $  0.50    $  0.39      28%     $  0.98    $  0.29      238%
                                             ==================              ==================

Cash dividends declared per share            $  0.20    $ 0.175      14%     $  0.40    $  0.35       14%
                                             ==================              ==================

--------------------
<F1>  Note 1 - Certain amounts in the 1996 consolidated operations data have been reclassified to conform with the 1997 presentation.
<F2>  NM - Not a meaningful measure of performance.


FFY FINANCIAL CORP. AND SUBSIDIARIES
(unaudited)

                                                      Three months ended             Six months ended
                                                         December 31,                  December 31,
                                                  --------------------------    ---------------------------

Selected Financial Ratios and Other Data:            1997           1996           1997            1996
-----------------------------------------            ----           ----           ----            ----

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                            1.27% (5)      1.27% (5)      1.26% (5)       0.48% (5)
  Interest rate spread information:
    Average during period (1)                       3.29% (5)      3.12% (5)      3.22% (5)       3.20% (5)
    End of period (1)                               3.04%          3.02%          3.04%           3.02%
  Net interest margin (1)(2)                        3.90% (5)      3.92% (5)      3.83% (5)       4.00% (5)
  Ratio of operating expense to average
   total assets                                     1.85% (5)      1.99% (5)      1.83% (5)       3.03% (5)
  Return on equity (ratio of net income
   to average equity)                               9.30% (5)      7.38% (5)      9.27% (5)       2.74% (5)
  Efficiency ratio (3)                             47.99%         51.01%         47.95%          76.24%
  Dividend payout ratio (4)                        40.00%         44.87%         40.82%         120.69%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                        0.62%          0.86%          0.62%           0.86%
  Allowance for loan losses to non-performing
   assets                                          74.80%         70.35%         74.80%          70.35%
  Provision for loan losses to total loans
   receivable, net                                  0.16% (5)      0.17% (5)      0.14% (5)       0.16% (5)

Capital Ratios:
  Equity to total assets at end of period          13.56%         14.31%         13.56%          14.31%
  Average equity to average assets                 13.67%         17.16%         13.58%          17.45%
  Book value per share                            $20.53         $19.30         $20.53         $ 19.30
  Change in book value per share
   due to SFAS No. 115                            $ 0.24         $ 0.04         $ 0.24         $  0.04
  Ratio of average interest-earning assets to
   average interest-bearing liabilities             1.15 x         1.20 x         1.14 x          1.20 x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required               9.16%          9.92%          9.16%           9.92%
    Core capital - 3.00% required                   9.16%          9.92%          9.16%           9.92%
    Risk-based capital - 8.00% required            16.26%         17.48%         16.26%          17.48%

--------------------
<F1>  - Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.
<F2>  - Net interest income divided by average interest earning assets -
        calculated without consideration of the unrealized gain (loss) on securities available for sale.
<F3>  - Ratio is calculated without regard to gain (loss) on sale of securities.
<F4>  - Cash dividends declared per share divided by diluted earnings per share.
<F5>  - Annualized.